UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2019

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant.

On November 29, 2019, ANI Pharmaceuticals, Inc. exercised its option to borrow $118.0 million pursuant to the Delayed Draw Term Loan feature (the “DDTL”) under its existing Senior Secured Credit Facility (the “Credit Facility”) with Citizens Bank, N.A. Amounts drawn under the DDTL bear an interest rate equal to, at our option, either a LIBOR rate plus 1.50% to 2.75% per annum, depending on our total leverage ratio, or an alternative base rate plus an applicable base rate margin, which varies within a range of 0.50% to 1.75%, depending on our total leverage ratio.

On December 2, 2019, we used the proceeds from the DDTL to repay our outstanding 3.0% Convertible Senior Notes (the “Notes”), which matured on December 1, 2019. As December 1, 2019 is a Sunday and not a Business Day as defined in the Indenture governing the Notes, maturity payments were made on December 2, 2019.

Amounts borrowed under the DDTL, as well as any amount borrowed under the Credit Facility, mature on December 27, 2023 (the “Maturity Date”). We may repay amounts borrowed under the Credit Facility prior to the Maturity Date without any premium or penalty. Amounts borrowed under the Credit Facility may be accelerated on customary terms following the occurrence and during the continuance of an event of default.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, which was filed as Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Amended and Restated Credit Agreement between Citizens Bank, N.A. and ANI Pharmaceuticals, Inc. Incorporated by reference to Exhibit 10.22 to ANI's Annual Report on Form 10-K for the fiscal year ended December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
Stephen P. Carey
Vice President, Finance, and Chief Financial Officer
Dated: December 2, 2019